SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 30, 2004
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2004, providing for the issuance of the First Horizon Mortgage Pass-Through Trust 2004-6, Mortgage Pass-Through Certificates, Series 2004-6).

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-110100	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Item 8.01	Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-110100) filed with the Securities and Exchange Commission (the “Commission”) on October 30, 2003 (the “Registration Statement”), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on September 27, 2004, with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2004-6 (the “Offered Securities”).

Pursuant to a Mortgage Loan Purchase Agreement dated as of September 30, 2004 (“MLPA”), by and between First Horizon Home Loan Corporation (“FHHLC”) and First Horizon Asset Securities Inc. (“FHASI”), FHHLC sold certain fixed rate, one-to four-family residential, first lien mortgage loans (the “Mortgage Loans”) to FHASI. A copy of the MLPA is filed herewith as Exhibit 10.1.

On September 30, 2004, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

The Offered Securities, having an aggregate principal balance of approximately $280,783,137 have been sold by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) pursuant to an Underwriting Agreement dated as of September 27, 2004 (the “Underwriting Agreement”), as supplemented by a Terms Agreement dated as of even date therewith (the “Terms Agreement”), each by and among Merrill Lynch, the Registrant and FHHLC. The Underwriting Agreement and the Terms Agreement are filed herewith as Exhibit 1.1 and Exhibit 1.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated September 27, 2004, by and among Merrill Lynch, the Registrant and FHHLC

1.2	Terms Agreement dated September 27, 2004 to Underwriting Agreement dated September 27, 2004, by and among Merrill Lynch, the Registrant and FHHLC

4.1	Pooling and Servicing Agreement dated as of September 1, 2004, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of September 30, 2004, by and between FHHLC, as Seller, and FHASI, as Purchaser

 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

Date: October 5, 2004	By:	/s/ Wade Walker

Wade Walker Senior Vice President - Asset Securitization

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement dated September 27, 2004, by and among Merrill Lynch, the Registrant and FHHLC

1.2	Terms Agreement dated September 27, 2004 to Underwriting Agreement dated September 27, 2004, by and among Merrill Lynch, the Registrant and FHHLC

4.1	Pooling and Servicing Agreement dated as of September 1, 2004, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of September 30, 2004, by and between FHHLC, as Seller, and FHASI, as Purchaser